SECURITY AGREEMENT

             THIS SECURITY AGREEMENT (the "Security Agreement") is made as of the date set forth on the signature page hereof (the "Effective Date") by AMERICAN AIR NETWORK ALASKA, INC., a Nevada corporation (the "Debtor"), in favor of HOME ENERGY SAVINGS CORP (the "Secured Party").


                              W I T N E S S E T H:

         WHEREAS, reference is herein made to that certain Stock Purchase Agreement by and between the Secured Party and Douglas P. Gilliland ("Gilliland") dated of even date herewith, wherein the Secured Party has agreed to sell to Gilliland all of Secured Party's right, title and interest in 51 shares of capital stock of the Debtor (the "Shares"), in exchange for $25,000 cash and the execution of the Note (defined below);

         WHEREAS, Gilliland is a principal of American Air Network, Inc., which company is believed to be the only other holder of capital stock of the Debtor;

         WHEREAS, it is a condition precedent to the consummation of the Stock Purchase Agreement that the Debtor enter into this Security Agreement to secure the payment of the Note; and

         WHEREAS,  Debtor  will  benefit,  directly  or  indirectly,   from  the
acquisition of the Shares by Gilliland from the Secured Party and the granting of this Security Agreement.

         NOW, THEREFORE, in consideration of the cash sum of $10.00 paid by the Secured Party to the Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties covenant and agree as follows:

                  1. Parties, Security Interest. The Debtor, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants, transfers, and assigns unto the Secured Party, a security interest in the Collateral described in paragraph 2 hereof to secure the Obligations described in paragraph 3 hereof.

                  2. Collateral. The Collateral which is the subject of this security agreement consists of:

                  (a) all of the Debtor's Accounts and General Intangibles (as those terms are defined in the Uniform Commercial Code in effect from time to time in the State of Nevada) arising or otherwise due prior to the Effective Date, including without limitation, all refunds of deposits or other refunds due to the Debtor from whatever source arising or otherwise due prior to the Effective Date, including specifically, but without limitation, (i) those certain possible Federal corporate income tax refunds claimed to be due to the Debtor pursuant to those certain respective Form 1120 U.S. Corporate Income Tax Returns executed or to be executed by the Debtor covering taxable periods in years 2003, 2004 and 2005 (the "Tax Refund"), and (ii) an engine reserve refund believed to be due from Security Aviation estimated to be $25,000, and

                  (b) all proceeds (including insurance proceeds), and all other profits or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the above-described property, including, without limitation, all claims of the Debtor against third-parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of Debtor's above-described property, in each case whether now existing or hereafter arising.

         All such property, rights and interests which Secured Party is herein granted a security interest is hereinafter called the "Collateral". To perfect such interest in the Tax Refund, the Debtor hereby agrees that, among other things, it shall, at the time of execution of this Agreement, (i) execute the Form 8050, Direct Deposit of Corporate Tax Refund attached hereto marked Exhibit A, directing the payment of the referenced claimed Tax Refund to an agreed upon escrow account, and
         (ii) execute that certain Escrow Agreement attached hereto marked Exhibit B (the "Escrow Agreement") providing for the establishment of such an escrow account and the engagement of the escrow agent named therein.

                  3. Obligations. The security interest granted herein secures the payment of the indebtedness evidenced by that certain promissory note (sometimes referred to herein as the "Note"), dated as of the date hereof (hereinafter called the "Obligations"), in the original principal sum of SEVENTY-FIVE THOUSAND AND NO/ 100 DOLLARS ($75,000.00), executed by Gilliland, payable to the order of Secured Party, bearing interest and being payable as therein provided, and all renewals, extensions and rearrangements of all of such items of obligations or indebtedness and of any part thereof.

                  4. General Covenants and Warranties. Debtor represents and warrants to Secured Party and covenants and agrees as follows:

                           (a) The Debtor (i) is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation; (ii) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Debtor has the power and authority to execute, deliver, and perform its obligations under this Security Agreement.

                           (b) The execution, delivery, and performance by the Debtor of this Security Agreement and the other documents executed by Debtor in connection herewith and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Debtor and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation and bylaws of the Debtor, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or arbitrator, or (iii) any agreement or instrument to which the Debtor is a party or by which it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien or other encumbrance upon any of the Collateral.

                           (c) This Security Agreement constitutes, and the other documents executed by the Debtor in connection herewith when delivered, shall constitute legal, valid, and binding obligations of the Debtor, enforceable against the Debtor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

                           (d) Except for the security interest granted hereby, Debtor is and will continue to be the owner and holder of the Collateral free from any adverse claim, security interest, encumbrance or other right, title or interest of any person other than Secured Party; and Debtor has full power and lawful authority to sell and assign the Collateral and to grant to Secured Party a first and prior security interest therein as herein provided.

                           (e) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement. Debtor will, if necessary, join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing same and from time to time whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable, it being further stipulated in this regard that Secured Party may also at any time or times sign any counterpart of this Security Agreement signed by Debtor and file same as a financing statement if Secured Party shall elect so to do.

                           (f) Debtor will not assign or sell, or offer to sell, hypothecate or otherwise transfer or dispose of the Collateral or any interest therein without the written consent of Secured Party.

                           (g) Debtor will keep the Collateral free from any lien, security interest or encumbrance other than liens, security interests or encumbrances in favor of Secured Party.

                           (h) Debtor will take all action necessary to maintain and preserve all security for the Collateral at all times as valid, subsisting and perfected as to all the property affected and covered thereby and to maintain the priority and validity of the security for the Collateral as against the rights, claims and interests of all other persons and parties whomsoever, other than Secured Party.

                           (i) If any taxes or governmental assessments of any kind or character shall be levied upon or against the Collateral, same shall be promptly paid before delinquency by Debtor, and if any of such taxes or governmental assessments are not paid by Debtor prior to delinquency thereof, the Secured Party may at its option pay such taxes or assessments and any interests, costs or penalties in connection therewith, or any part thereof; and Secured Party shall be the sole judge of the legality or validity thereof and of the amount necessary to discharge same.

                           (j) In the event Secured Party shall pay any such taxes, assessments, interests, costs, penalties, or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof; and so long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment Secured Party shall have every right and remedy provided for enforcement of payment of the Obligations secured hereunder. Amounts demanded by Secured Party pursuant to this Section 4(j) shall accrue interest at the maximum interest rate permitted by applicable law if not paid within 5 days following the date of demand by Secured Party.

                           (k) When all of the Obligations shall have been paid in full, if this Security Agreement has not theretofore been foreclosed, Secured Party or other holder of the Obligations shall reassign to Debtor, without recourse or warranty, express or implied, the then existing rights, titles and interest of Secured Party in and to the Collateral, the cost of such reassignment to be borne by Debtor, and Secured Party shall pay to Debtor the surplus money, if any, then in the hands of Secured Party representing collections on or proceeds of the Collateral not theretofore applied toward payment of the Obligations.

                  5. Default. Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions ("events of default"):

                           (a) Default in the payment when due of any of the Obligations;

                           (b) Any other default as defined or described in the Note;

                           (c) Failure or refusal of Debtor to perform or observe any of the covenants, duties or agreements herein imposed upon or agreed to be performed or observed by Debtor and continuance of such failure or refusal for 30 days after notice from Secured Party (unless such breach is of a type which cannot reasonably be cured within such time, in which event, such breach shall not be a default hereunder if Debtor commences action to cure such default within such period and diligently pursues the curing of such breach thereafter);

                           (d) Any representation or warranty made or deemed made by the Debtor (or its officers) in this Security Agreement or any other document executed by the Debtor in connection herewith or in any certificate, report, notice, or financial statement furnished at any time in connection with this Security Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made;

                           (e) The levy of any attachment, execution, or other process against Debtor or any of the Collateral; and

                           (f) Dissolution, termination of existence, insolvency, or business failure of Debtor or any other endorser, guarantor or surety of any of the Obligations, commission of an act of bankruptcy by the Debtor or any party liable for all or any portion of the Obligations, or appointment of receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against Debtor or any other endorser, guarantor or surety for any of the Obligations.

                  6. Remedies - General. In the event of default in the payment of any of the Obligations or any other amount payable thereunder, when due, or upon the happening of any of the events of default specified in paragraph 5 hereof, and at any time thereafter, at the option of the holder thereof, the Secured Party accelerates the Obligations such that they become immediately due and payable, Secured Party shall have and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Nevada, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Debtor, including, without limitation, the right and power to collect on the accounts receivable constituting the Collateral in Secured Party's own name or in the name of the Debtor and, subject to the terms of the Escrow Agreement, to the extent any proceeds from the collection of such accounts have been deposited in the Escrow Account, apply such proceeds toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral or exercise of any other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder. To the extent that any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at Debtor's address specified herein five (5) days before the time of the sale or disposition, or such lesser time as is reasonable under the circumstances, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

                  7. Secured Party's Duty. Secured Party's duty with reference to the Collateral in Secured Party's possession shall be solely to use reasonable care in the physical preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties. Protest and all demands and notices of any action taken by Secured Party under this Security Agreement, or in connection with any Collateral, except as otherwise provided in this Security Agreement, or in connection with any Collateral, except as otherwise provided in this Security Agreement, are hereby waived, and any indulgence of Secured Party, substitution for, exchange or release of any person liable on the Collateral is hereby assented and consented to. Unless the Collateral is in Secured Party's possession, it shall remain in Debtor's possession or control at all time at Debtor's risk of loss.

                  8. Definitions. Subject to any express definitions set forth herein, all terms used herein which are defined in the Uniform Commercial Code of Nevada have the same meaning herein as in said Code.

                  9. Other Security for Obligations. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full. Any future assignment or attempted assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

                  10. Usury Savings Clause. If maturity of the Obligations shall be accelerated for any reason, the Obligations thereupon shall be credited for the full amount of interest, if any, then unearned which has been collected theretofore by Secured Party. Notwithstanding any other provision of this Security Agreement or in the Obligations, Debtor shall never be liable for unearned interest on the Obligations and shall never be required to pay interest thereon at a rate in excess of the maximum applicable rate permitted by law, and should any rate provided for herein or in any note or other instrument evidencing any of the Obligations exceed the maximum rate permitted by law, such excess rate shall be reduced to the maximum legal rate as same shall be established by the laws of the State of Texas or, to the extent applicable, the laws of the United States of America.

                  11. Subrogation. Secured Party is hereby subrogated to all of Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

                  12. Notices. Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Debtor at the address stated herein, in the U.S. Mails; but actual notice, however given or received, shall always be effective.

                  13. No Waiver. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

                  14. Successors and Assigns. All rights of Secured Party hereunder shall inure to the benefit of Secured Party's heirs, administrators, legal representations, personal representatives, successors and assigns; and all obligations of Debtor shall bind the administrators, legal representatives, personal representatives, successors and assigns of Debtor. Secured Party may assign this Security Agreement without the prior consent of Debtor.

                  15. Paragraph Headings Informational Only. The paragraph headings in this Security Agreement are inserted for information and convenience only, and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Security Agreement or any provision hereof.

                  16. Singular/Plural. As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation", firm or association".

                  17. Nevada Law Controlling. The law governing this secured transaction shall be that of the State of Nevada existing as of the date hereof; provided that if any additional rights or remedies are hereafter granted to secured parties by the law of Nevada, Secured Party shall also have and may exercise any such additional rights or remedies.

                  18. Addresses. The address of Debtor for the purpose of this Security Agreement is:

                                   American Air Network Alaska, Inc.

                                   -----------------------------

                                   -----------------------------

   The address of Secured Party for the purpose of this Security Agreement is:

                            Home Energy Savings Corp
                            133 Salem Avenue, Suite 300
                            Roanoke, Virginia 24011

                  19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF.

            SIGNED and delivered as of the 24th day of August, 2006.


                                            DEBTOR:

                                            AMERICAN AIR NETWORK ALASKA, INC.


                                            By:    /s/ Bruce Edwards
                                               ---------------------------------
                                            Name:  Bruce Edwards
                                                 -------------------------------
                                            Title: President/CEO
                                                  ------------------------------

THE STATE OF Virginia ss.
COUNTY OF     Loudon  ss.

      This instrument was acknowledged before me on the 7th day of September, 2006, by Bruce Edwards, the President/CEO of AMERICAN AIR NETWORK ALASKA, INC., a Nevada corporation, on behalf of said corporation.


My commission expires:                            /s/ Elizabeth Walsh
                                                 -------------------------------
      1-31-09                                    Notary Public, State of VA
---------------------                                                    -------

                     CONSENT TO TERMS OF SECURITY AGREEMENT

         The undersigned, American Air Network, Inc., a Missouri corporation ("AANI"), being the owner of all right, title and interest to forty-nine percent (49%) of the capital stock of the Debtor, hereby believes that the Debtor will benefit, directly or indirectly, from the sale of stock of Debtor in accordance with that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), entered into by and between Gilliland and Secured Party, with the terms of such sale being more particularly described therein, and does hereby join in the execution of this Security Agreement for the limited purpose of consenting to
(a) the sale of the Shares by Secured Party to Gilliland pursuant to the terms and provisions of the Stock Purchase Agreement, (b) the pledge of the Collateral owned by the Debtor to secure payment of the Note and certain obligations of Gilliland, as contemplated by the terms of the Stock Purchase Agreement, and (c) the terms and provisions of this Security Agreement and to cause the Debtor to be bound by the terms and provisions set forth herein.

                                                    SOLE REMAINING STOCKHOLDER:

                                                    AMERICAN AIR NETWORK, INC.,
                                                    a Missouri corporation


                                                    By: /s/ Douglas P. Gilliland
                                                        ------------------------

                                                    Name: Douglas P. Gilliland
                                                         -----------------------
                                                    Title: President
                                                          ----------------------